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                       GT GLOBAL FLOATING RATE FUND, INC.

                 SUPPLEMENT TO PROSPECTUS DATED MARCH 24, 1997
                  SUPPLANTING SUPPLEMENT DATED APRIL 28, 1997

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The special compensation arrangement that was in effect for selected dealers during the subscription period
(as described on page 27 of the Prospectus) will remain in effect through May 30, 1997.

Following the conclusion of the subscription period, it is anticipated that LGT Asset Management, Inc., GT Global and their affiliates will continue to hold a controlling interest in the Fund.

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FRFST704006M                                                      April 29, 1997